Questions & Answers

Scudder 21st Century Growth Fund

Scudder Securities Trust

Q&A

Q What is happening?

A Deutsche Asset Management has initiated a program to reorganize and combine selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder 21st Century Growth Fund with and into Scudder Small Cap Growth Fund. Both funds are managed by the same portfolio management team and seek to achieve substantially the same investment objective through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund’s shareholders. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A The combined fund will pay a lower management fee than Scudder 21st Century Growth Fund. In addition, combining the two funds means that the costs of operating the fund are anticipated to be spread across a larger asset base. Finally, Deutsche Asset Management has agreed to cap the expenses of the combined fund at levels lower than the expenses currently paid by Scudder 21st Century Growth Fund for approximately five years following the merger. Consequently, the combined fund will have lower total operating expenses than Scudder 21st Century Growth Fund.

Q&A continued

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax adviser before doing so. Of course, you may also be subject to capital gains as a result of the normal operations of your fund whether or not the transaction occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Scudder Small Cap Growth Fund, which will probably be different from the net asset value per share of Scudder 21st Century Growth Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No, Deutsche Asset Management will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about December 20, 2004 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (Scudder ACCESS or SAIL, as applicable)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder, your fund’s proxy solicitor, at 1-888-288-5518.

SCUDDER 21ST CENTURY GROWTH FUND

A Message from the Fund’s Chief Executive Officer

November 3, 2004

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder 21st Century Growth Fund (“21st Century Growth Fund”). While you are, of course, welcome to join us at the 21st Century Growth Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of 21st Century Growth Fund into Scudder Small Cap Growth Fund (“Small Cap Growth Fund”). In this merger, your shares of 21st Century Growth Fund would, in effect, be exchanged, on a tax-free basis, for shares of Small Cap Growth Fund with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved (as applicable by fund boards and fund shareholders), this program will enable Deutsche Asset Management to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of 21st Century Growth Fund recommend approval of the merger because they believe it offers fund shareholders the following benefits, among others:

•	A similar investment opportunity in a larger fund with a lower management fee; and

•	A lower expense ratio.

The investment objectives and policies of 21st Century Growth Fund are similar to those of Small Cap Growth Fund. In addition, effective on July 1, 2004, Scudder Small Cap Growth Fund changed its name from Scudder Small Cap Fund. Small Cap Growth Fund’s name was changed to reflect its investment strategy better. This change does not represent a change in Small Cap Growth Fund’s objective or investment strategy.

If the merger is approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of this year.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Small Cap Growth Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Georgeson Shareholder, 21st Century Growth Fund’s proxy solicitor, at 1-888-288-5518 or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder 21st Century Growth Fund

SCUDDER 21ST CENTURY GROWTH FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder meeting. It tells you what matter will be voted on and the time and place of the meeting in the event you choose to attend in person.

To the Shareholders of Scudder 21st Century Growth Fund:

A Special Meeting of Shareholders of Scudder 21st Century Growth Fund (“21st Century Growth Fund”) will be held December 10, 2004 at 9:00 a.m., Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of 21st Century Growth Fund to Scudder Small Cap Growth Fund (“Small Cap Growth Fund”), in exchange for shares of beneficial interest of Small Cap Growth Fund and the assumption by Small Cap Growth Fund of all of the liabilities of 21st Century Growth Fund, and the distribution of such shares on a tax-free basis, to the shareholders of 21st Century Growth Fund in complete liquidation of 21st Century Growth Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of 21st Century Growth Fund at the close of business on September 16, 2004 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Trustees

Dawn-Marie Driscoll, Chair

Henry P. Becton, Jr.

Keith R. Fox

Louis E. Levy

Jean Gleason Stromberg

Jean C. Tempel

Carl W. Vogt

November 3, 2004

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER 21st CENTURY GROWTH FUND

This document contains a prospectus/proxy statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page 16.

We urge you to review the prospectus/proxy statement carefully, and either fill out your proxy card and return it to us through the mail (in the postage paid envelope provided), vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card(s) (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us.

If you have any questions, please call Georgeson Shareholder, 21st Century Growth Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-888-288-5518) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

October 27, 2004

Acquisition of the assets of:	By and in exchange for shares of:

Scudder 21st Century Growth Fund a series of Scudder Securities Trust	Scudder Small Cap Growth Fund a series of Scudder Advisor Funds

Two International Place Boston, MA 02110 (617) 295-2572	One South Street Baltimore, MD 21202 (410) 895-5000

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder 21st Century Growth Fund (“21st Century Growth Fund”) with and into Scudder Small Cap Growth Fund (“Small Cap Growth Fund”). 21st Century Growth Fund and Small Cap Growth Fund are referred to in this Prospectus/Proxy Statement collectively as the “Funds,” and each is referred to in this Prospectus/Proxy Statement individually as a “Fund.” As a result of the proposed merger, each shareholder of 21st Century Growth Fund will receive that number of full and fractional shares of the corresponding class of Small Cap Growth Fund equal in aggregate value as of the date of the merger to the total value of such shareholder’s 21st Century Growth Fund shares.

This Prospectus/Proxy Statement is being mailed on or about November 3, 2004. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Small Cap Growth Fund, a series of a diversified, open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	Small Cap Growth Fund’s Class A, B, C and R prospectus, dated February 1, 2004, and its Class S and Class AARP prospectus and its Institutional Class prospectus, each dated August 31, 2004, each as supplemented from time to time (together, the “Prospectuses”), copies of which, as applicable to a shareholder’s class of shares, are included with this Prospectus/Proxy Statement;

(ii)	21st Century Growth Fund’s Class A, B and C prospectus, dated December 1, 2003, its Institutional Class Prospectus, dated December 1, 2003, as revised May 3, 2004, as further revised June 1, 2004 and August 13, 2004 and its Class S and Class AARP prospectus, dated December 1, 2003, each as supplemented from time to time;

(iii)	21st Century Growth Fund’s statement of additional information, dated December 1, 2003, relating to its Class A, B, C and I* shares and 21st Century Growth Fund’s statement of additional information, dated December 1, 2003, relating to its Class S and Class AARP shares, each as supplemented from time to time;

(iv)	the annual report of 21st Century Growth Fund for the fiscal year ended July 31, 2004;

(v)	the annual report of Small Cap Growth Fund for the fiscal year ended September 30, 2003 and the semi-annual report of Small Cap Growth Fund for the semi-annual period ended March 31, 2004; and

(vi)	the statement of additional information relating to the proposed merger, dated October 27, 2004 (the “Merger SAI”).

This Prospectus/Proxy Statement is being mailed with a copy of the Prospectus of Small Cap Growth Fund applicable to your class of shares.

The updated financial highlights for Small Cap Growth Fund contained in the semi-annual report for the six-month period ended March 31, 2004 are attached to this Prospectus/Proxy Statement. See Exhibit B.

Each Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during the relevant period.

Shareholders may receive free copies of the Funds’ annual reports, semi-annual reports, either Fund’s Prospectuses or statements of additional information and/or the Merger SAI, request other information about a Fund, or make shareholder inquiries by contacting their financial advisor or by calling the corresponding Fund at the phone number listed above.

Like shares of 21st Century Growth Fund, shares of Small Cap Growth Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder, 21st Century Growth Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor.

Small Cap Growth Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including each Fund’s prospectuses and statements of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102 at prescribed rates. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

*	Class I was renamed Institutional Class on August 13, 2004.

I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between open-end mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

What is being proposed?

The Trustees of 21st Century Growth Fund are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and a form of which is attached hereto as Exhibit A), which we refer to as a merger of 21st Century Growth Fund into Small Cap Growth Fund. If approved by shareholders, all of the assets of 21st Century Growth Fund will be transferred to Small Cap Growth Fund solely in exchange for the issuance and delivery to 21st Century Growth Fund of shares of beneficial interest of Small Cap Growth Fund (“Merger Shares”) with a value equal to the value of 21st Century Growth Fund’s assets net of liabilities and for the assumption by Small Cap Growth Fund of all of the liabilities of 21st Century Growth Fund. Immediately following the transfer, the appropriate class of Merger Shares received by 21st Century Growth Fund will be distributed to each of its shareholders, pro rata.

What will happen to my shares of 21st Century Growth Fund as a result of the transaction?

Your shares of 21st Century Growth Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of Small Cap Growth Fund with an equal aggregate net asset value on the date of the transaction.

Why have the Trustees of 21st Century Growth Fund recommended that I approve the merger?

The Trustees of 21st Century Growth Fund believe that the merger may provide shareholders of 21st Century Growth Fund with the following benefits:

•	Lower Expenses. If the merger is approved, 21st Century Growth Fund shareholders are expected to benefit from lower total fund operating expenses. Small Cap Growth Fund’s investment advisor, Deutsche Asset Management, Inc. (“DeAM, Inc.”) would also agree to cap the combined fund’s expenses at the same level at which Small Cap Growth Fund’s total operating expenses are currently capped for a period of approximately five years after the completion of the merger.

•	Compatible Investment Opportunity in a Larger Fund. The merger offers shareholders of 21st Century Growth Fund the opportunity to invest in a substantially larger fund with similar investment policies. Deutsche Investment Management Americas Inc. (“DeIM”), 21st Century Growth Fund’s investment advisor, has advised the Trustees that 21st Century Growth Fund and Small Cap Growth Fund have generally comparable investment objectives and policies. In addition, DeIM has advised the Trustees that both Funds have the same portfolio management team.

These and other reasons why the Trustees are recommending the merger are discussed in this Prospectus/Proxy Statement.

The Trustees of 21st Century Growth Fund have concluded that: (1) the merger is in the best interests of 21st Century Growth Fund, and (2) the interests of the existing shareholders of 21st Century Growth Fund will not be diluted as a result of the merger. Accordingly, the Trustees of 21st Century Growth Fund unanimously recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) effecting the merger.

How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are similar. Each Fund invests primarily in stocks of small capitalization companies. 21st Century Growth Fund seeks long-term growth of capital by investing in common stocks of emerging growth companies that its adviser, DeIM, believes are poised to be leaders in the new century. Small Cap Growth Fund seeks long-term capital growth. Under normal market conditions, 21st Century Growth Fund invests at least 80% of its total assets in common stocks of companies that are similar in size to those in the Russell 2000 Growth Index (as of August 31, 2004, the Russell 2000 Growth Index had a median market capitalization of $429 million). Under normal market conditions, Small Cap Growth Fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of U.S. smaller capitalization companies. For purposes of this 80% investment limitation, the small capitalization equity universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million. The Funds have the same portfolio managers. Please also see Part II—“Investment Strategies and Risk Factors” below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of March 31, 2004, and of Small Cap Growth Fund on a pro forma combined basis, giving effect to the proposed merger:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

	% in U.S. Equities	% in Non-U.S. Equities	Average Market Capitalization (000)
21st Century Growth Fund	99.2%	0.8%	$1,246
Small Cap Growth Fund	95.8%	4.2%	$1,225
Small Cap Growth Fund—Pro Forma Combined[1]	96.9%	3.1%	$1,231

1	Reflects the blended characteristics of 21st Century Growth Fund and Small Cap Growth Fund as of March 31, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

How do the management fees and other expenses of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each Fund incurred for the twelve months ended March 31, 2004, and the pro forma expenses of Small Cap Growth Fund assuming consummation of the proposed transaction. Fees and expenses for Small Cap Growth Fund’s Class S, Class AARP and Institutional Class shares are shown on a pro forma basis only as these shares are first being offered in connection with the proposed transaction.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional Class	Class S	Class AARP
Maximum Cumulative Sales Charge (Load)
21st Century Growth Fund	5.75%	4.00%	1.00%	None	None	None
Small Cap Growth Fund	5.75%	4.00%	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
21st Century Growth Fund	5.75%	None	None	None	None	None
Small Cap Growth Fund	5.75%	None	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)
21st Century Growth Fund	None[1]	4.00%	1.00%	None	None	None
Small Cap Growth Fund	None[1]	4.00%	1.00%	None	None	None

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of March 31, 2004, Small Cap Growth Fund and 21st Century Growth Fund had net assets of $393,163,855 and $167,026,151, respectively.

Small Cap Growth Fund	21st Century Growth Fund
Management Fee	Average Daily Net Assets	Management Fee
0.65%	$0 - $500 million	0.75%
	$500 million - $1 billion	0.70%
	Over $1 billion	0.65%

As shown below, the merger is expected to result in a lower management fee ratio and total expense ratio for shareholders of 21st Century Growth Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management Fees	Distribution (12b-1)/ Service Fees	Other Expenses		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimbursement		Net Annual Fund Operating Expenses (after waiver)
21st Century Growth Fund[1]
Class A	0.75%	0.24%	0.88	%(3)	1.87	%(3)	0.13	%(4)	1.74	%(4)
Class B	0.75%	0.98%	1.03	%(3)	2.76	%(3)	0.28	%(4)	2.48	%(4)
Class C	0.75%	0.98%	0.96	%(3)	2.69	%(3)	0.21	%(4)	2.48	%(4)
Institutional Class	0.75%	None	1.01	%(3)	1.76	%(3)	0.50	%(4)	1.26	%(4)
Class S	0.75%	None	0.79	%(3)	1.54	%(3)	0.04	%(4)	1.50	%(4)
Class AARP	0.75%	None	1.09	%(3)	1.84	%(3)	0.34	%(4)	1.50	%(4)

Small Cap Growth Fund
Class A	0.65%	0.25%	0.47%		1.37%		0.12	%(4)	1.25	%(4)
Class B	0.65%	0.75%	0.72	%(2)	2.12%		0.12	%(4)	2.00	%(4)
Class C	0.65%	0.75%	0.72	%(2)	2.12%		0.12	%(4)	2.00	%(4)
Institutional Class(5)	0.65%	None	0.47%		1.12%		—		1.12	%(4)
Class S(5)	0.65%	None	0.47%		1.12%		—		1.12	%(4)
Class AARP(5)	0.65%	None	0.47%		1.12%		—		1.12	%(4)

Small Cap Growth Fund (Pro forma combined)
Class A	0.65%	0.25%	0.47%		1.37%		0.12	%(6)	1.25%
Class B	0.65%	0.75%	0.72	%(2)	2.12%		0.12	%(6)	2.00%
Class C	0.65%	0.75%	0.72	%(2)	2.12%		0.12	%(6)	2.00%
Institutional Class	0.65%	None	0.47%		1.12%		0.12	%(6)	1.00%
Class S	0.65%	None	0.47%		1.12%		0.12	%(6)	1.00%
Class AARP	0.65%	None	0.47%		1.12%		0.12	%(6)	1.00%

1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the next six months following purchase. Please see the applicable Fund’s Prospectus for more details.
2	Includes a shareholder servicing fee for Class B and C shares of Small Cap Growth Fund of up to 0.25%.

3	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.
4	Through September 30, 2005 for 21st Century Growth Fund, the Fund’s investment advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain 21st Century Growth Fund’s total operating expenses at 1.50% for Class A, Class B, Class C, Class S and Class AARP shares and 1.26% for Institutional Class shares, excluding certain expenses such as Rule 12b-1 and/or service fees, extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses. Through January 31, 2005 for Small Cap Growth Fund, the Fund’s investment advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain Small Cap Growth Fund’s total operating expenses at 1.25% for Class A shares and 2.00% for Class B and C shares.
5	Institutional Class, Class S and Class AARP shares of Small Cap Growth Fund were not operational during the prior fiscal year as they are being created in connection with the proposed combination. Therefore, the other expenses listed in the table for that Fund are based on estimates for the coming fiscal year.
6	Through January 31, 2010, DeAM, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 1.25% for Class A shares, 2.00% for Class B and C shares and 1.00% for Institutional, Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Deutsche Asset Management expects the combined Fund to incur in the first year following the merger.

Examples:

These examples translate the expenses shown in the preceding table into dollar amounts. Based on the costs above, these examples help you compare the costs of investing in the Funds. These examples make certain assumptions. They assume that the expenses above remain the same. They also assume that you invest $10,000 in a Fund, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
21st Century Growth Fund
Class A(1)	$742	$1,118	$1,517	$2,630
Class B*(1)	$652	$1,130	$1,635	$2,659
Class C*(1)	$351	$817	$1,408	$3,011
Institutional Class(1)	$128	$505	$907	$2,031
Class S(1)	$152	$477	$830	$1,823
Class AARP(1)	$152	$510	$929	$2,098
Class B**(1)	$252	$830	$1,435	$2,659
Class C**(1)	$251	$817	$1,408	$3,011

	1 Year	3 Years	5 Years	10 Years

Small Cap Growth Fund
Class A(1)	$695	$972	$1,269	$2,112
Class B*(1)	$603	$951	$1,326	$2,071
Class C*(1)	$303	$651	$1,126	$2,438
Institutional Class	$114	$356	$617	$1,363
Class S	$114	$356	$617	$1,363
Class AARP	$114	$356	$617	$1,363
Class B**(1)	$203	$651	$1,126	$2,071
Class C**(1)	$203	$651	$1,126	$2,438

Small Cap Growth Fund (Pro forma combined)
Class A(2)	$695	$948	$1,219	$2,064
Class B*(2)	$603	$926	$1,274	$2,020
Class C*(2)	$303	$626	$1,074	$2,387
Institutional Class(2)	$102	$318	$551	$1,297
Class S(2)	$102	$318	$551	$1,297
Class AARP(2)	$102	$318	$551	$1,297
Class B**(2)	$203	$626	$1,074	$2,020
Class C**(2)	$203	$626	$1,074	$2,387

*	Assumes you sold your shares at the end of each period.
**	Assumes you kept your shares.
(1)	Includes one year of capped expenses in each period.
(2)	Includes five years of capped expenses in each period.

What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by 21st Century Growth Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified of the results of the vote in the next annual report of 21st Century Growth Fund.

Will the number of shares I own change?

Yes, the number of shares you own will change, but the total value of the shares of Small Cap Growth Fund you receive will equal the total value of the shares of 21st Century Growth Fund that you hold at the time of the transaction. Even though the net asset value per share of each Fund is different, the total value of each shareholder’s holdings will not change as a result of the merger.

What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of a majority of the shares of 21st Century Growth Fund.

The Trustees of 21st Century Growth Fund believe that the proposed merger is in the best interest of 21st Century Growth Fund and its shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. Investment Strategies and Risk Factors

What are the main investment strategies and related risks of Small Cap Growth Fund and how do they compare with those of 21st Century Growth Fund?

Investment Objectives and Strategies.    As noted above, 21st Century Growth Fund and Small Cap Growth Fund have similar investment objectives and are managed by the same portfolio management team. Each Fund invests primarily in common stocks of small capitalization companies. 21st Century Growth Fund seeks long-term growth of capital by investing in common stocks of emerging growth companies that DeIM believes are poised to be leaders in the new century. Small Cap Growth Fund seeks long-term capital growth.

21st Century Growth Fund typically invests at least 80% of its total assets in common stocks of companies that are similar in size to those in the Russell 2000 Growth Index (as of August 31, 2004, the Russell 2000 Growth Index had a median market capitalization of $429 million). The Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 2000 Growth Index. The portfolio managers generally look for companies that have low debt, exceptional management teams that hold a significant stake in the company, strong current or potential competitive positioning, and potential annual earnings growth of at least 15%, among other factors. The portfolio managers often find these companies in rapidly changing sectors of the economy, such as telecommunications, biotechnology and high tech. 21st Century Growth Fund has no current intention of investing more than 20% of its net assets in foreign securities. The Fund currently intends to invest no more than 5% of its net assets in short sales against the box.

Under normal circumstances, Small Cap Growth Fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of U.S. smaller capitalization companies. For purposes of this 80% investment limitation, the small capitalization equity universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million. The Fund may also invest up to 20% of its assets in the securities of non-U.S. companies (including debt securities) and large capitalization stocks. The Fund may also invest up to 25% of its net assets in short sales (not including investments in short sales against the box). The Fund does not currently invest in short sales.

Company research lies at the heart of the Small Cap Growth Fund’s investment process. The managers use a “bottom-up” approach to picking securities. This approach focuses on individual stock selection. The managers focus on stocks with superior growth prospects and above average near-to-intermediate term performance potential. The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources. The managers screen the bottom 20% of the total domestic equity market capitalization, using a minimum market capitalization of $10 million, utilizing specific criteria for each individual sector.

Each Fund may invest in derivatives, including futures, options, and covered call options. 21st Century Growth Fund may also invest in covered put options.

For a more detailed description of the investment techniques used by 21st Century Growth Fund and Small Cap Growth Fund, please see each Fund’s Prospectuses and statements of additional information and the Merger SAI.

Primary Risks.

Small Cap Growth Fund

As with any mutual fund, you may lose money by investing in Small Cap Growth Fund. Certain risks associated with an investment in Small Cap Growth Fund are summarized below. Subject to limited exceptions, the risks of an investment in Small Cap Growth Fund are substantially similar to the risks of an investment in 21st Century Growth Fund. More detailed descriptions of the risks associated with an investment in Small Cap Growth Fund can be found in the Fund’s Prospectuses and statements of additional information and the Merger SAI.

The value of your investment in Small Cap Growth Fund will change with changes in the values of the investments held by Small Cap Growth Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Small Cap Growth Fund’s investments as a whole. Small Cap Growth Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt Small Cap Growth Fund’s performance, cause you to lose money or cause Small Cap Growth Fund’s performance to trail that of other investments.

Stock Market Risk.    As with most stock funds, one of the most important factors with Small Cap Growth Fund is how stock markets perform – in this case, the small company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes and the Fund may not be able to get an attractive price for them.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Small Company Capitalization Risk.    Small company stocks tend to experience steeper price fluctuations—down as well as up—than the stocks of large companies. A shortage of reliable information—the same information gap that creates opportunity—can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Foreign Securities Risk.    Foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates the prices of its securities, you may not receive the full value for your Fund shares when you sell.

Securities Lending Risk.    Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance:

•	derivatives risk—derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price as interest rate movements (see “Secondary risks” in the Fund’s prospectus for more information)

21st Century Growth Fund

In addition to stock market risk and small company capitalization risk, described above, 21st Century Growth Fund also has as its principal risk factors growth investing risk and industry risk.

Growth Investing Risk.    Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks. An investment in Small Cap Growth Fund is also subject to this risk.

Industry Risk.    While 21st Century Growth Fund does not concentrate in any industry, to the extent that it has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of the Fund’s portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Small Cap Growth Fund is also subject to this risk.

Other factors that could affect the Fund’s performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other factors

•	foreign securities risk (see above)

•	derivatives risk (see above)

III. Other Comparisons Between the Funds

Investment Advisors.    DeAM, Inc. is the investment advisor for Small Cap Growth Fund and DeIM is the investment advisor for 21st Century Growth Fund. Each advisor makes investment decisions for the applicable Fund, buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Each advisor is a part of Deutsche Asset Management and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeAM, Inc., DeIM, Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. Most importantly, the Funds are managed by the same portfolio managers who are employed by the advisors to render services to each Fund.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza,

Chicago, Illinois 60606, an affiliate of each Fund’s investment advisor, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuing offer of such shares. Each Fund has adopted distribution plans on behalf of its Class A, B and C Shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”). Pursuant to its Rule 12b-1 Plans, Small Cap Growth Fund’s Class A shares have a distribution fee of 0.25% and its Class B and Class C shares each have a distribution fee of 0.75%. Pursuant to its Rule 12b-1 Plans, 21st Century Growth Fund’s Class A shares have a service fee of up to 0.25% and its Class B and Class C shares each have a 0.75% distribution fee and a service fee of up to 0.25%. Small Cap Growth Fund also has a service agreement (the “Services Agreement”) with SDI. Pursuant to the Services Agreement, SDI receives a services fee of up to 0.25% per year with respect to the Class B and C Shares of Small Cap Growth Fund. SDI uses the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares of Small Cap Growth Fund, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for the Fund. All amounts under the Services Agreement are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares. The Small Cap Growth Fund 12b-1 and service fee structure will remain in effect following the merger.

Trustees and Officers.    The Trustees of Scudder Securities Trust, of which 21st Century Growth Fund is a series, are different from those of Scudder Advisor Fund, of which Small Cap Growth Fund is a series. As described more fully in Small Cap Growth Fund’s statement of additional information, which is available upon request, the following individuals comprise the Board of Trustees of Small Cap Growth Fund:

Richard R. Burt

S. Leland Dill

Martin J. Gruber

Joseph R. Hardiman

Richard J. Herring

Graham E. Jones

Rebecca W. Rimel

Philip Saunders, Jr.

William N. Searcy

William N. Shiebler

Robert H. Wadsworth

In addition, certain officers of 21st Century Growth Fund are different from those of Small Cap Growth Fund.

Independent Registered Public Accounting Firm (“Auditors”).    PricewaterhouseCoopers LLP serves as Auditors for both 21st Century Growth Fund and Small Cap Growth Fund.

Administrator.    SDI is the administrator for 21st Century Growth Fund. Investment Company Capital Corporation is the administrator for Small Cap Growth Fund.

Charter Documents.    Each Fund is a series of a Massachusetts business trust. There are no significant differences between the Fund’s organizational documents with respect to the rights of shareholders contained therein.

IV. Information about the Proposed Merger

General.    The shareholders of 21st Century Growth Fund are being asked to approve a transaction between 21st Century Growth Fund and Small Cap Growth Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), a form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of 21st Century Growth Fund to Small Cap Growth Fund in exchange for the assumption by Small Cap Growth Fund of all of the liabilities of 21st Century Growth Fund and for the issuance and delivery to 21st Century Growth Fund of Merger Shares of Small Cap Growth Fund equal in aggregate value to the net value of the assets transferred to Small Cap Growth Fund.

After receipt of the Merger Shares, 21st Century Growth Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of 21st Century Growth Fund, and the legal existence of 21st Century Growth Fund as a series of Scudder Securities Trust will be terminated. Each shareholder of 21st Century Growth Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to the aggregate value of, the shareholder’s 21st Century Growth Fund shares.

Prior to the date of the merger, 21st Century Growth Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Small Cap Growth Fund and declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distributions to shareholders of 21st Century Growth Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has represented that as of October 15, 2004, 21st Century Growth Fund did not have any investments that were not consistent with the current investment objectives, policies and restrictions of Small Cap Growth Fund.

The Trustees of 21st Century Growth Fund have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding shares of 21st Century Growth Fund.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees of each Fund may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger. Deutsche Asset Management first proposed the merger to the Trustees of 21st Century Growth Fund at a meeting held in February 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by Deutsche Asset Management to consolidate its mutual fund lineup. Deutsche Asset Management advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder family by reorganizing and combining certain funds; and

•	Focus Deutsche Asset Management’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of 21st Century Growth Fund, including all Trustees who are not “interested persons” of 21st Century Growth Fund (as defined by the 1940 Act), conducted a thorough review of the potential implications of the merger on 21st Century Growth Fund’s shareholders. They were assisted in this review by their independent legal counsel. Following the February 2004 meeting, the Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of Deutsche Asset Management. In the course of their review, the Trustees requested and received substantial additional information and negotiated changes to Deutsche Asset Management’s initial proposal.

On September 16, 2004, the Trustees of 21st Century Growth Fund, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act), approved the terms of the merger. The Trustees have also unanimously agreed to recommend that the merger be approved by the Fund’s shareholders.

In determining to recommend that the shareholders of 21st Century Growth Fund approve the merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expenses of 21st Century Growth Fund and the estimated operating expenses of the combined fund, and between the estimated operating expenses of the combined fund and other mutual funds with similar investment objectives. The Trustees noted that the estimated operating expenses of each class of the combined fund are substantially lower than the corresponding class of 21st Century Growth Fund. The Trustees also considered Deutsche Asset Management’s commitment to cap the combined fund’s operating expenses for approximately a five year period at levels below 21st Century Growth Fund’s current operating expenses. The Trustees also gave extensive consideration to possible economies of scale that might be realized by Deutsche Asset Management in connection with the merger, as well as the other fund combinations included in Deutsche Asset Management’s restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of Small Cap Growth Fund, as proposed to be revised upon completion of the merger. The Trustees also concluded that fees and expenses were fair and reasonable based on the anticipated quality of the services to be provided, the current expense ratios of 21st Century Growth Fund and the operating expenses of other mutual funds with similar investment objectives.

•	The terms and conditions of the merger. The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•

The compatibility of 21st Century Growth Fund’s and Small Cap Growth Fund’s investment objectives, policies, restrictions and portfolios. Based on information provided by Deutsche Asset Management, the Trustees concluded that the investment objectives, policies and restrictions of 21st Century Growth Fund and Small Cap Growth Fund were substantially similar and that the securities in 21st Century Growth Fund’s portfolio were compatible with the securities in Small

Cap Growth Fund’s portfolio. The Trustees also considered that the merger would permit the shareholders of 21st Century Growth Fund to pursue similar investment goals in a larger fund.

•	The service features available to shareholders of Small Cap Growth Fund. The Trustees concluded that the services available to shareholders of each class of Small Cap Growth Fund were substantially similar to those available to shareholders of the corresponding class of 21st Century Growth Fund.

•	The costs to be borne by 21st Century Growth Fund, Small Cap Growth Fund and Deutsche Asset Management as a result of the merger. Based on representations by Deutsche Asset Management and the terms of the Agreement and Plan of Reorganization, the Trustees noted that Deutsche Asset Management would bear all expenses associated with the merger, including transaction costs associated with any related repositioning of the Funds’ portfolios.

•	Prospects for the combined fund to attract additional assets. Based on, among other factors, the size of the combined fund and the estimated expense ratio of the combined fund, the Trustees concluded that the combined fund would be more likely to attract additional assets than 21st Century Growth Fund and enjoy any related economies of scale.

•	The tax consequences of the merger on 21st Century Growth Fund, Small Cap Growth Fund and their respective shareholders, including, in particular, the historical and pro forma tax attributes of 21st Century Growth Fund and Small Cap Growth Fund and the effect of the merger on certain tax losses of the Funds (see “Federal Income Tax Consequences” below). The Trustees concluded that lower fund operating expenses and other benefits to shareholders resulting from the merger outweighed the potentially less favorable tax attributes of the combined fund.

•	The investment performance of 21st Century Growth Fund and Small Cap Growth Fund. The Trustees noted that the performance of Small Cap Growth Fund was superior to the performance of 21st Century Growth Fund over longer periods.

Based on all of the foregoing, the Trustees concluded that 21st Century Growth Fund’s participation in the merger would be in the best interests of 21st Century Growth Fund and would not dilute the interests of 21st Century Growth Fund’s existing shareholders. The Trustees of 21st Century Growth Fund, including all Trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), unanimously recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed transaction will be governed by the Agreement, a form of which is attached as Exhibit A. The Agreement provides that Small Cap Growth Fund will acquire all of the assets of 21st Century Growth Fund solely in exchange for the assumption by Small Cap Growth Fund of all of the liabilities of 21st Century Growth Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the transaction (4:00 p.m., Eastern Standard Time on December 17, 2004, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

21st Century Growth Fund will transfer all of its assets to Small Cap Growth Fund, and in exchange Small Cap Growth Fund will assume all of the liabilities of 21st Century Growth Fund and deliver to 21st Century Growth Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of 21st Century Growth Fund attributable to shares of the corresponding class of 21st Century Growth Fund, less the value of the liabilities of 21st Century Growth Fund assumed by Small Cap Growth Fund attributable to shares of such class of 21st Century Growth Fund. Immediately following the transfer of assets on the Exchange Date, 21st Century Growth Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by 21st Century Growth Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of 21st Century Growth Fund. As a result of the proposed transaction, each shareholder of 21st Century Growth Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of 21st Century Growth Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Small Cap Growth Fund in the name of such 21st Century Growth Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of each Fund have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Trustees of both Funds have determined that the proposed merger is in the best interests of their respective Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Small Cap Growth Fund and 21st Century Growth Fund, (ii) by either party if the merger is not consummated by February 28, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of 21st Century Growth Fund approve the merger, the Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of 21st Century Growth Fund are added to the portfolio of Small Cap Growth Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Small Cap Growth Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $368,840. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by Deutsche Asset Management.

Description of the Merger Shares.    Merger Shares will be issued to 21st Century Growth Fund’s shareholders in accordance with the Agreement as described above. The

Merger Shares are Class A, Class B, Class C, Institutional Class, Class S and Class AARP.

Shares of Small Cap Growth Fund. (Institutional Class, Class S and Class AARP Shares of Small Cap Growth Fund are not currently offered and are being offered initially in connection with the merger.) Each class of Merger Shares has the same characteristics as shares of the corresponding class of 21st Century Growth Fund (in the case of Institutional Class shares of Small Cap Growth Fund, Institutional Class shares of 21st Century Growth Fund). 21st Century Growth Fund shareholders receiving a class of Merger Shares which is subject to an initial sales charge will not pay an initial sales charge on such shares. Your Merger Shares will be subject to a contingent deferred sales charge and/or redemption fee only to the extent that your 21st Century Growth Fund shares were so subject. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your 21st Century Growth Fund shares and for the price you originally paid. For purposes of determining any automatic conversion date, the Merger Shares will be treated as having been purchased on the date you originally purchased your 21st Century Growth Fund Class B shares (so that the conversion date of the shares will be unaffected by the merger). For more information on the characteristics of each class of Merger Shares, please see the Small Cap Growth Fund Prospectus applicable to your class of shares, a copy of which is included with the mailing of this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of a Fund. Each Trust’s Agreement and Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the relevant Fund and requires (or, in the case of 21st Century Growth Fund, permits) that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust’s Trustees. Moreover, each Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund, and each Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Deutsche Asset Management remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the relevant Fund itself is unable to meet its obligations.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP, counsel to Small Cap Growth Fund (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•

The acquisition by Small Cap Growth Fund of all of the assets of 21st Century Growth Fund solely in exchange for Merger Shares and the assumption by Small Cap Growth Fund of all of the liabilities of 21st Century Growth Fund, followed by the distribution by 21st Century Growth Fund to its shareholders of Merger Shares in complete liquidation of 21st Century Growth Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Small Cap Growth Fund and 21st Century Growth Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, 21st Century Growth Fund will not recognize gain or loss upon the transfer of its assets to Small Cap Growth Fund in exchange for Merger Shares and the assumption of the 21st Century Growth Fund liabilities by Small Cap Growth Fund, and 21st Century Growth Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of 21st Century Growth Fund.

•	Under Section 354 of the Code, shareholders of 21st Century Growth Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for 21st Century Growth Fund shares.

•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of 21st Century Growth Fund will be the same as the aggregate basis of 21st Century Growth Fund shares exchanged therefor.

•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each 21st Century Growth Fund shareholder will include the holding period of 21st Century Growth Fund shares exchanged therefor, provided that the 21st Century Growth Fund shareholder held the 21st Century Growth Fund shares at the time of the reorganization as a capital asset.

•	Under Section 1032 of the Code, Small Cap Growth Fund will not recognize gain or loss upon the receipt of assets of 21st Century Growth Fund in exchange for Merger Shares and the assumption by Small Cap Growth Fund of all of the liabilities of 21st Century Growth Fund.

•	Under Section 362(b) of the Code, the basis of the assets of 21st Century Growth Fund transferred to Small Cap Growth Fund in the reorganization will be the same in the hands of Small Cap Growth Fund as the basis of such assets in the hands of 21st Century Growth Fund immediately prior to the transfer.

•	Under Section 1223(2) of the Code, the holding periods of the assets of 21st Century Growth Fund transferred to Small Cap Growth Fund in the reorganization in the hands of Small Cap Growth Fund will include the periods during which such assets were held by 21st Century Growth Fund.

Small Cap Growth Fund’s ability to carry forward the pre-merger losses of 21st Century Growth Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on April 30, 2004, approximately 78% of 21st Century Growth Fund’s net losses, which equaled approximately 130% of its net asset value at that time, would have become permanently unavailable for use by Small Cap Growth Fund by reason of the merger. In addition, as a result of the merger, the benefit of the available pre-merger losses of 21st Century Growth Fund may well be spread over a larger asset base than would have been the case absent the merger.

If the merger had occurred on April 30, 2004, Small Cap Growth Fund would have had very few losses (less than 1% of its net asset value) with which to offset its pre-merger gains, and the combined fund would have been required to make a taxable distribution to shareholders equal to 6% of its net assets, including former shareholders of 21st Century Growth Fund.

As a result of the reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of 21st Century Growth Fund following the merger, former shareholders of 21st Century Growth Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if such merger did not occur.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

While, as noted above, no tax liability for shareholders is expected to arise directly from the merger, differences in the Funds’ portfolio turnover rates, and net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

The portfolio turnover rate for Small Cap Growth Fund, i.e. the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the year ended September 30, 2003 was 74%. The portfolio turnover rate for 21st Century Growth Fund for the year ended July 31, 2004 was 111%. While these figures do not reflect a significant difference between the Funds, Small Cap Growth Fund’s portfolio turnover rate could increase, and a higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed and, in the case of net short-term capital gains, would be taxed as ordinary income.

Each Fund intends to distribute dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, in December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If the Agreement is approved by 21st Century Growth Fund’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction for any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in Fund performance. The table following the charts compares the Funds’ performance to each other’s and to that of a broad measure of market performance. The inception date for 21st Century Growth Fund’s Class A, B and C Shares was May 1, 2000, the inception date for 21st Century Growth Fund’s Class AARP shares was October 2, 2000 and the inception date for 21st Century Growth Fund’s Institutional Class shares was December 1, 2001. Performance figures for Classes A, B and C for periods prior to their inception are based on the Fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A, B or C, as applicable and the current applicable sales charge of Classes A and B. Performance figures for Class AARP prior to its inception reflect the historical performance of Class S. The inception date for Small Cap Growth Fund’s Class A, B and C Shares was June 28, 2002. Performance figures for Classes A, B and C for periods prior to their inception date are based on the performance of the Fund’s original share class (Investment Class), adjusted to reflect the higher gross total annual operating expenses for Classes A, B and C and the current applicable sales charge of Classes A and B. Because the inception date for Classes S, AARP and Institutional will be as of the Closing, performance figures for these classes have not been included. Of course, a Fund’s past performance is not an indication of future performance.

The bar charts show how the performance for 21st Century Growth Fund’s Class S shares and Small Cap Growth Fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar charts do not reflect sales loads; if they did, total returns would be lower. The table shows how each Fund’s performance compares with a broad-based market index (which, unlike a Fund, does not have any fees or expenses). The performance of 21st Century Growth Fund is compared to the Russell 2000 Growth Index and the performance of Small Cap Growth Fund is compared to the Russell 2000 Index and the Russell 2000 Growth Index. The table includes the effects of maximum sales loads. The performance of the Funds and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates.) The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and are likely to differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

21st Century Growth Fund

Calendar Year Total Returns for Class S Shares

Annual Total Returns (%) as of 12/31 each year	Class S

For the periods included in the chart:

Best Quarter: 46.60%; Q4 1999                    Worst Quarter: -27.91%, Q3 2001

Small Cap Growth Fund

Calendar Year Total Returns for Class A Shares

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the chart:

Best Quarter: 30.11%; Q3 1997                    Worst Quarter: -24.39%, Q3 1998

Year-to-date performance through September 30, 2004 was -4.46% for Class S of 21st Century Growth Fund and
 -1.39% for Class A of Small Cap Growth Fund.

Average Annual Total Returns (for periods ending 12/31/03)

	1 year	5 years	Since inception (for 21st Century Growth Fund) and 10 years (for Small Cap Growth Fund)
21st Century Growth Fund(3)
Class A (Return before Taxes)	23.49%	-0.43%	1.17	%(1)
Class A (Return after Taxes on distributions)	23.49%	-0.85%	0.21	%(1)
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	13.26%	-0.72%	0.18	%(1)
Class B (Return before Taxes)	27.04%	-0.20%	1.22	%(1)
Class C (Return before Taxes)	30.11%	0.01%	1.24	%(1)
Institutional Class (Return before Taxes)	31.92%	N/A	-9.81	%(2)
Class S (Return before Taxes)	31.55%	1.03%	2.26	%(1)
Class AARP (Return before Taxes)	31.48%	1.06%	2.27	%(1)
Index* (Reflects no deductions for fees, expenses or taxes)	48.54%	0.86%	2.51	%(4)

Small Cap Growth Fund
Class A (Return before Taxes)	14.68%	5.39%	12.19%
Class A (Return after Taxes on Distributions)	14.68%	-2.61%	-1.32%
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	7.53%	-3.01%	-3.16%
Class B (Return before Taxes)	17.80%	5.70%	12.02%
Class C (Return before Taxes)	20.73%	5.85%	12.02%
Index 1** (Reflects no deductions for fees, expenses or taxes)	47.25%	7.13%	9.47%
Index 2*** (Reflects no deductions for fees, expenses or taxes)	48.54%	0.86%	5.43%

Index*:    The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with greater-than-average growth orientation and whose common stocks trade on the New York Stock Exchange, the American Stock Exchange or Nasdaq.

Index  1**:    The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization.

Index  2***:    Russell 2000 Growth Index. As of July 1, 2004, the Russell 2000 Growth Index replaced the Russell 2000 Index as the Small Cap Growth Fund’s benchmark index because DeAM, Inc. believes it is more appropriate to measure the Fund’s performance against the Russell 2000 Growth Index as it more accurately reflects the Fund’s investment strategy.

(1)	Since 9/9/96.
(2)	Since 12/01/01.
(3)	Total returns from the date of inception through 2001 would have been lower if operating expenses hadn’t been reduced.
(4)	Since 9/30/96.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information for Classes A, B, C or (for 21st Century Growth Fund) Institutional Class, call your financial representative or call 1-800-621-1048 or visit the Scudder website at www.scudder.com. For more recent performance information for 21st Century Growth Fund’s Class S, call 1-800-SCUDDER or visit myScudder.com. For more recent performance information for 21st Century Growth Fund’s Class AARP, call 1-800-253-2277 or visit aarp.scudder.com.

Capitalization.    The following table sets forth the capitalization of Small Cap Growth Fund and 21st Century Growth Fund as of March 31, 2004, and of Small Cap Growth Fund on a pro forma combined basis, as adjusted, giving effect to the proposed merger discussed in this Prospectus/Proxy Statement.(1)

	21st Century Growth Fund	Small Cap Growth Fund	Pro Forma Adjustments	Pro Forma Combined
	(Unaudited)
Net assets
Class A	$27,069,699	$33,538,055		$60,607,754
Class B	$6,341,629	$3,108,090		$9,449,719
Class C	$6,122,590	$4,315,950		$10,438,540
Investment Class	—	$351,033,375		$351,033,375
Institutional Class	$2,799,155	—		$2,799,155
Class R	—	$1,168,385		$1,168,385
Class S	$120,458,780	—		$120,458,780
Class AARP	$4,234,298	—		$4,234,298

Total Net Assets	167,026,151	393,165,855		560,190,006

Shares outstanding
Class A	1,998,967	1,494,303	(792,652)	2,700,618
Class B	483,057	140,238	(196,882)	426,413
Class C	465,900	194,743	(189,610)	471,033
Investment Class	—	15,639,470	—	15,639,470
Institutional Class	203,014	—	(78,274)	124,740
Class R	—	51,992		51,992
Class S	8,803,299	—	(3,435,261)	5,368,038
Class AARP	308,969	—	(120,275)	188,694
Net asset value per share
Class A	$13.54	$22.44		$22.44
Class B	$13.13	$22.16		$22.16
Class C	$13.14	$22.16		$22.16
Investment Class	—	$22.45		$22.45
Institutional Class	$13.79	—		$22.44
Class R	—	$22.47		$22.47
Class S	$13.68	—		$22.44
Class AARP	$13.70	—		$22.44

(1)	Assumes the merger had been consummated on March 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of Small Cap Growth Fund will be received by the shareholders of 21st Century Growth Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Small Cap Growth Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of March 31, 2004 and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Small Cap Growth Fund will be the surviving Fund following the merger and because Small Cap Growth Fund’s investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of 21st Century Growth Fund to Small Cap Growth Fund as contemplated by the Agreement.

The Trustees of 21st Century Growth Fund, including the independent Trustees, unanimously recommend approval of the merger.

V. Information about Voting and the Shareholder Meeting

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of 21st Century Growth Fund with and into Small Cap Growth Fund and the solicitation of proxies by and on behalf of the Trustees of 21st Century Growth Fund for use at the Special Meeting of Shareholders (the “Meeting”). The Meeting is to be held December 10, 2004, at 9:00 a.m., Eastern Time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, NY 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about November 3, 2004.

As of September 16, 2004, 21st Century Growth Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	1,795,868.49
Class B	451,089.90
Class C	437,787.33
Institutional Class	196,851.88
Class S	8,328,430.38
Class AARP	289,458.02

Only shareholders of record on September 16, 2004 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of 21st Century Growth Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from 21st Century Growth Fund’s shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding shares of 21st Century Growth Fund. Proxies from Small Cap Growth Fund’s shareholders are not being solicited because their approval or consent is not necessary for the merger.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of 21st Century Growth Fund at the close of business on September 16, 2004 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof.

The holders of at least one-third of the shares of 21st Century Growth Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Votes cast by proxy or in person at the meeting will be counted by persons appointed by 21st Century Growth Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of September 16, 2004, the officers and Trustees of each Fund as a group beneficially owned less than 1% of the outstanding shares of such Fund. To the best of the knowledge of 21st Century Growth Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of 21st Century Growth Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
Class A	Scudder Trust Co. FBO Station Casinos Inc. 401K Plan #062930 Attn: Asset Recon P.O. Box 1757 Salem, NH 03079-1143	8.70%

	Scudder Trust Co. FBO MacDonald Dettwiler Technologies, Inc. Retirement Savings Plan #063079 Attn: Asset Reconciliation Dept. P.O. Box 1757 Salem, NH 03079-1143	5.66%

Class C	Banc One Securities Corp. FBO The One Select Portfolio Attn: Wrap Processing OH1-1244 1111 Polaris Pkwy. Columbus, OH 43240-2050	9.33%

	Scudder Trust Company Trustee Viewpoint International Inc. FBO Walter Cyrus Wells 2145 Summit Dr. Lake Oswego, OR 97034-3625	4.95%

Institutional Class	State Street Bank & Trust Co. Cust. for Scudder Pathway Series Growth Portfolio 1 Heritage Dr. #P5S Quincy, MA 02171-2105	63.58%

	State Street Bank & Trust Co. Cust. for Scudder Pathway Series Balanced Portfolio 1 Heritage Dr. #P5S Quincy, MA 02171-2105	36.05%

Class S	NFSC FEBO #F2J-000019 FIIOC as Agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41014-1987	19.99%

To the best of the knowledge of Small Cap Growth Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of any class of Small Cap Growth Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
Class A	Jennifer Ferrari TTEE State Street Bank and Trust FBO ADP 401K Daily Valuation Prod A 4 Becker Farm Rd #580 Roseland NJ 07068-1739	17.74%
	Scudder Trust Co. FBO Davita Inc Retirement Svgs Pl #063014 Attn Asset Recon PO Box 1757 Salem NH 03079-1143	12.39%
	Jennifer Ferrari TTEE State Street Bank and Trust FBO ADP 401K Daily Valuation Prod B 4 Becker Farm Rd #580 Roseland NJ 07068-1739	9.56%
	Morgan Stanley DW Attn Mutual Fund Operations 3 Harborside Plaza 6th Floor Jersey City NJ 07311-3907	7.39%

Class R*	Scudder Trust Co FBO AICC & AAM 401(K) P/S Plan Attn Asset Recon Dept #062858 PO Box 1757 Salem NH 03079-1143	49.79%
	Scudder Trust Company FBO Applied Energy Solutions LLC 401(K) Plan Attn Asset Recon Dept #063163 PO Box 1757 Salem NH 03079-1143	23.41%

Investment Class*	Scudder Trust Company TTEE FBO DB Matched Savings Plan Attn Asset Recon Dept #063115 PO Box 1757 Salem NH 03079-1143	29.76%

	State Street Corp as TTEE for Westinghouse Savannah River/Bechtel Savannah River Inc Svgs & Invest Pl 34 Exchange Pl Ste 3064 Jersey City NJ 07302-3885	24.97%
	Charles Schwab & Co Omnibus Account Reinvest Attn: Mutual Fund Acct Mgmt Team 101 Montgomery Street 333-8 San Francisco CA 94104	11.38%
	Scudder Trust Company FBO Farmers Group Inc Employees Profit Sharing Savings Plan Attn Asset Recon Dept #062733 PO Box 1757 Salem NH 03079-1143	6.44%

*	These classes are not involved in the merger because 21st Century Growth Fund does not have Class R or Investment Class Shares.

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of 21st Century Growth Fund, officers and employees of DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Georgeson Shareholder (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $59,000. As the Meeting date approaches, certain shareholders of 21st Century Growth Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of 21st Century Growth Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-888-288-5518. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals.

The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for 21st Century Growth Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by Deutsche Asset Management.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of 21st Century Growth Fund at Two International Place, Boston, Massachusetts 02110, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke any previously given proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

VI. Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2004, by and among Scudder Advisor Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Small Cap Growth Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder Securities Trust (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Scudder 21st Century Growth Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Asset Management Inc. (“DeAM”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is One South Street, Baltimore, MD 21202. The principal place of business of the Acquired Trust is Two International Place, Boston, MA 02110.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Institutional Class, Class S and Class AARP voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C, Institutional Class, Class S and Class AARP shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Investment Class and Institutional Class Acquiring Fund Shares to be so credited to the Investment Class and Institutional Class Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Investment Class and Institutional Class shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2    The net asset value of a Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class A, Class B, Class C, Institutional Class, Class S and Class AARP, as applicable, shall be equal to the net asset value of one Class A share of the Acquiring Fund.

2.3    The number of Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be December 20, 2004, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    Scudder Investments Service Company (“SISvC”), as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s Board members.

4.	Representations and Warranties

4.1    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

  (a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

  (b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended July 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with Generally Accepted Accounting Principles (“GAAP”) consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since July 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

  (j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISvC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

  (k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

  (l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (n)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

  (o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

  (a)    The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended September 30, 2003, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since September 30, 2003, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1    The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2    Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3    The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than January 31, 2005.

5.4    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    The Acquired Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Trust has been formed and is legally existing as a business trust;

  (b)    the Acquiring Fund has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and

(iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have entered into an expense cap agreement with DeAM limiting the expenses of the Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of the Acquiring Fund to 1.00%, excluding 12b-1 plans and certain other expenses, for the period commencing December 20, 2004 and ending January 31, 2010, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Trust has been duly formed and is an existing business trust;

  (b)    the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 3.2 of the Agreement, the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeAM, Inc. will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

12.1    This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before February 28, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, One South Street, Baltimore, MD 21202, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York, 10019-6099, Attention: Burton M. Leibert, or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER SECURITIES TRUST, on behalf of Scudder 21st Century Growth Fund

Secretary	By: Its:

Attest:	SCUDDER ADVISOR FUND, on behalf of Scudder Small Cap Growth Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE ASSET MANAGEMENT, INC.

By: Its:

EXHIBIT B

Updated Financial Highlights of Small Cap Growth Fund (as contained in the Semi-annual Report for the six month period ended March 31, 2004)

Class A

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$19.74		$16.58	$20.69

Income (loss) from investment operations:
Net investment income (loss)[c]	(.10)		(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.80		3.32	(4.08)

Total from investment operations	2.70		3.16	(4.11)

Net asset value, end of period	$22.44		$19.74	$16.58

Total Return (%)[d]	13.68	**	19.06	(19.86	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34		25	.6
Ratio of expenses before expense reductions (%)	1.35	*	1.37	1.37	*
Ratio of expenses after expense reductions (%)	1.25	*	1.25	1.25	*
Ratio of net investment income (loss) (%)	(.94	)*	(.90)	(.75	)*
Portfolio turnover rate (%)	94	*	74	87[e]

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*	Annualized

**	Not annualized

Class B

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$19.56		$16.55	$20.69

Income (loss) from investment operations:
Net investment income (loss)[c]	(.18)		(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.78		3.31	(4.08)

Total from investment operations	2.60		3.01	(4.14)

Net asset value, end of period	$22.16		$19.56	$16.55

Total Return (%)[d]	13.29	**	18.19	(20.01	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		2	.3
Ratio of expenses before expense reductions (%)	2.10	*	2.12	2.12	*
Ratio of expenses after expense reductions (%)	2.00	*	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.69	)*	(1.65)	(1.50	)*
Portfolio turnover rate (%)	94	*	74	87[e]

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*	Annualized

**	Not annualized

Class C

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$19.56		$16.55	$20.69

Income (loss) from investment operations:
Net investment income (loss)[c]	(.18)		(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.78		3.31	(4.08)

Total from investment operations	2.60		3.01	(4.14)

Net asset value, end of period	$22.16		$19.56	$16.55

Total Return (%)[d]	13.29	**	18.19	(20.01	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		2	.1
Ratio of expenses before expense reductions (%)	2.10	*	2.12	2.12	*
Ratio of expenses after expense reductions (%)	2.00	*	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.69	)*	(1.65)	(1.50	)*
Portfolio turnover rate (%)	94	*	74	87	[e]

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*	Annualized

**	Not annualized

Investment Class

Years Ended September 30,	2004a		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$19.74		$16.57	$19.73	$26.95	$21.89	$14.96

Income (loss) from investment operations:
Net investment income (loss)	(.10)[b]		(.16)[b]	(.13)[b]	(.12)	(.15)	(.15)
Net realized and unrealized gain (loss) on investment transactions	2.81		3.33	(3.03)	(5.53)	8.53	7.13

Total from investment operations	2.71		3.17	(3.16)	(5.65)	8.38	6.98

Less distributions from:
Net realized gains on investment transactions	—		—	—	(1.57)	(3.32)	(.05)

Net asset value, end of period	$22.45		$19.74	$16.57	$19.73	$26.95	$21.89

Total Return (%)[c]	13.73	**	19.13	(16.02)	(21.77)	41.59	46.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	351		313	204	241	292	216
Ratio of expenses before expense reductions (%)	1.35	*	1.37	1.40 [d]	1.46 [d]	1.44 [d]	1.46 [d]
Ratio of expenses after expense reductions (%)	1.25	*	1.25	1.25 [d]	1.25 [d]	1.25 [d]	1.25 [d]
Ratio of net investment income (loss) (%)	(.94	)*	(.90)	(.63)	(.53)	(.60)	(.74)
Portfolio turnover rate (%)	94	*	74	87[e]	109	136	159

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	The expense ratio of the Small Cap Portfolio is included in this ratio.

[e]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*	Annualized

**	Not annualized

Class R

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$20.06

Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)
Net realized and unrealized gain (loss) on investment transactions	2.55
Total from investment operations	2.41

Net asset value, end of period	$22.47

Total Return (%)[c]	12.01	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	1.60	*
Ratio of expenses after expense reductions (%)	1.50	*
Ratio of net investment income (loss) (%)	(1.19	)*
Portfolio turnover rate (%)	94	*

[a]	For the period October 1, 2003 (commencement of operations of Class R shares) to March 31, 2004 (Unaudited).

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Georgeson Shareholder, at (888) 288-5518.

FSIII-TC

TCG-14466

STATEMENT OF ADDITIONAL INFORMATION

One South Street

Baltimore, MD 21202

1-410-895-5000

RELATING TO THE ACQUISITION BY SCUDDER ADVISOR FUNDS—SCUDDER

SMALL CAP GROWTH FUND (THE “ACQUIRING FUND”)

OF THE ASSETS OF SCUDDER 21st CENTURY GROWTH FUND

(THE “ACQUIRED FUND”).

Dated: October 27, 2004

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information.

The unaudited pro forma financial statements, are intended to present the financial condition and related results of operations of the Acquiring Fund and the Acquired Fund as if the Merger had been consummated on March 31, 2003, unless otherwise indicated.

1.	Investment Class, Institutional Class, Class A, B, C and R Statement of Additional Information for the Acquiring Fund, dated February 1, 2004, as amended August 31, 2004.

2.	Class S and Class AARP Statement of Additional Information for the Acquiring Fund, dated August 31, 2004.

3.	Class A, B, C and I Class Statement of Additional Information for the Acquired Fund, dated December 1, 2003.

4.	Class S and Class AARP Statement of Additional Information for the Acquired Fund, dated December 1, 2003.

5.	Annual Report of the Acquiring Fund for the year ended September 30, 2003.

6.	Semi-Annual Report of the Acquiring Fund for the semi-annual period ended March 31, 2004.

7.	Annual Report of the Acquired Fund for the year ended July 31, 2004.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated October 27, 2004, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with, and is hereby incorporated by reference into, the Prospectus/Proxy Statement.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund against the Fund, its trustees and officers, the Fund’s investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Fund’s Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This agreement by each Fund’s investment advisor will survive the termination of the investment management agreement between the applicable investment advisor and the Fund.

Pro Forma

Portfolio of Investments

as of March 31, 2004

(Unaudited)

	Small Cap Growth Par/Share Amount	21st Century Par/Share Amount	Pro Forma Combined Par/Shares Amount	Small Cap Growth Market Value ($)	21st Century Market Value ($)	Pro Forma Combined Market Value ($)
Common Stocks 95.1%
Consumer Discretionary 17.5%
Auto Components 0.6%
Keystone Automotive Industries, Inc.		126,000	126,000		3,447,360	3,447,360

Automobiles 1.4%
Thor Industries, Inc.	196,200	88,800	285,000	5,269,932	2,385,168	7,655,100

Hotels Restaurants & Leisure 6.1%
Alliance Gaming Corp.	220,300	98,500	318,800	7,078,239	3,164,805	10,243,044
Panera Bread Co. “A”	143,800	59,000	202,800	5,596,696	2,296,280	7,892,976
RARE Hospitality International, Inc.	145,200	71,900	217,100	4,029,300	1,995,225	6,024,525
Shuffle Master, Inc.	161,800	52,000	213,800	7,522,082	2,417,480	9,939,562

				24,226,317	9,873,790	34,100,107

Household Durables 0.9%
Furniture Brands International, Inc.	148,000		148,000	4,765,600		4,765,600

Internet & Catalog Retail 0.6%
Sharper Image Corp.	108,100		108,100	3,521,898		3,521,898

Media 1.4%
Harris Interactive, Inc.	457,300		457,300	3,855,039		3,855,039
Journal Communications, Inc. “A”	201,100		201,100	4,022,000		4,022,000

				7,877,039		7,877,039

Multiline Retail 0.6%
Freds, Inc.	141,100		141,100	3,424,497		3,424,497

Specialty Retail 4.3%
Cost Plus, Inc.	138,700	64,000	202,700	5,790,725	2,672,000	8,462,725
Hancock Fabrics, Inc.		142,500	142,500		2,264,325	2,264,325
Jos. A. Bank Clothiers, Inc.	242,800	123,450	366,250	8,740,800	4,444,200	13,185,000

				14,531,525	9,380,525	23,912,050

Textiles, Apparel & Luxury Goods 1.6%
Carter’s, Inc.	125,200		125,200	3,579,468		3,579,468
Gildan Activewear, Inc. “A”	125,000	40,400	165,400	3,918,750	1,266,540	5,185,290

	Small Cap Growth Par/Share Amount	21st Century Par/Share Amount	Pro Forma Combined Par/Shares Amount	Small Cap Growth Market Value ($)	21st Century Market Value ($)	Pro Forma Combined Market Value ($)
				7,498,218	1,266,540	8,764,758

Consumer Staples 3.5%
Food & Drug Retailing 3.5%
United Natural Foods, Inc.	289,300	109,000	398,300	13,912,437	5,241,810	19,154,247

Energy 5.0%
Energy Equipment & Services 2.4%
FMC Technologies, Inc.	271,800	98,500	370,300	7,346,754	2,662,455	10,009,209
Unit Corp.		126,700	126,700		3,474,114	3,474,114

				7,346,754	6,136,569	13,483,323

Oil & Gas 2.6%
Ultra Petroleum Corp.	241,900		241,900	7,259,419		7,259,419
Western Gas Resources, Inc.	95,700	45,100	140,800	4,866,345	2,293,335	7,159,680

				12,125,764	2,293,335	14,419,099

Financials 12.1%
Banks 0.6%
First Niagara Financial Group	239,200		239,200	3,265,080		3,265,080

Diversified Financial Services 9.6%
Affiliated Managers Group, Inc.	169,650	65,550	235,200	9,259,497	3,577,719	12,837,216
Investment Technology Group, Inc.	363,800		363,800	5,566,140		5,566,140
Jefferies Group, Inc.		98,600	98,600		3,483,538	3,483,538
Labranche & Co., Inc.	342,600	129,100	471,700	3,840,546	1,447,211	5,287,757
National Financial Partners Corp.	181,100	58,600	239,700	5,840,475	1,889,850	7,730,325
Piper Jaffray Companies, Inc.	127,300	56,000	183,300	6,893,295	3,032,400	9,925,695
The First Marblehead Corp.	183,400	77,500	260,900	5,401,130	2,282,375	7,683,505
TNS, Inc.	17,900	8,300	26,200	342,785	158,945	501,730

				37,143,868	15,872,038	53,015,906

Insurance 1.9%
Direct General Corp.	136,600		136,600	4,944,920		4,944,920
Platinum Underwriters Holdings Ltd.	124,700		124,700	3,996,635		3,996,635
Triad Guaranty, Inc.		33,400	33,400		1,761,850	1,761,850

				8,941,555	1,761,850	10,703,405

Health Care 15.2%
Biotechnology 4.6%
Digene Corp.		76,300	76,300		2,621,668	2,621,668
Exact Sciences Corp.		275,700	275,700		2,142,189	2,142,189
Martek Biosciences Corp.	101,900	78,900	180,800	5,808,300	4,497,300	10,305,600

	Small Cap Growth Par/Share Amount	21st Century Par/Share Amount	Pro Forma Combined Par/Shares Amount	Small Cap Growth Market Value ($)	21st Century Market Value ($)	Pro Forma Combined Market Value ($)
Neurocrine Biosciences, Inc.	130,300	43,700	174,000	7,700,730	2,582,670	10,283,400

				13,509,030	11,843,827	25,352,857

Health Care Equipment & Supplies 4.6%
Cooper Companies, Inc.	198,300		198,300	10,708,200		10,708,200
Edwards Lifesciences Corp.	241,700		241,700	7,722,315		7,722,315
ICU Medical, Inc.		93,900	93,900		2,851,743	2,851,743
Ocular Sciences, Inc.		77,900	77,900		2,270,785	2,270,785
PSS World Medical, Inc.		182,400	182,400		2,041,056	2,041,056

				18,430,515	7,163,584	25,594,099

Health Care Providers & Services 2.0%
Apria Healthcare Group, Inc.		51,700	51,700		1,547,898	1,547,898
Beverly Enterprises, Inc.	945,100		945,100	6,048,640		6,048,640
Centene Corp.	119,800		119,800	3,664,682		3,664,682

				9,713,322	1,547,898	11,261,220

Pharmaceuticals 4.0%
Able Laboratories, Inc.		91,200	91,200		1,781,136	1,781,136
Connetics Corp.		184,300	184,300		4,085,931	4,085,931
NeighborCare, Inc.	231,000		231,000	5,601,750		5,601,750
NPS Pharmaceuticals, Inc.	265,900	100,400	366,300	7,591,445	2,866,420	10,457,865

				13,193,195	8,733,487	21,926,682

Industrials 9.3%
Airlines 2.0%
Frontier Airlines, Inc.	105,200	57,100	162,300	1,096,184	594,982	1,691,166
SkyWest, Inc.	284,500	197,300	481,800	5,473,780	3,796,052	9,269,832

				6,569,964	4,391,034	10,960,998

Commercial Services & Supplies 1.2%
Bright Horizons Family Solutions, Inc.		37,100	37,100		1,749,636	1,749,636
CoStar Group, Inc.		42,800	42,800		1,578,892	1,578,892
ITT Educational Services, Inc.	115,600		115,600	3,606,720		3,606,720

				3,606,720	3,328,528	6,935,248

Construction & Engineering 0.5%
Quanta Services, Inc.	425,100		425,100	3,009,708		3,009,708

Electrical Equipment 1.1%
General Cable Corp.	418,600	182,100	600,700	3,089,268	1,343,898	4,433,166

	Small Cap Growth Par/Share Amount	21st Century Par/Share Amount	Pro Forma Combined Par/Shares Amount	Small Cap Growth Market Value ($)	21st Century Market Value ($)	Pro Forma Combined Market Value ($)
Ultralife Batteries, Inc.		77,800	77,800		1,659,474	1,659,474

				3,089,268	3,003,372	6,092,640

Machinery 1.6%
Joy Global, Inc.	311,300		311,300	8,738,191		8,738,191

Road & Rail 1.9%
Heartland Express, Inc.	210,521	80,726	291,247	4,795,668	1,838,938	6,634,606
USF Corp.	106,400		106,400	3,641,008		3,641,008

				8,436,676	1,838,938	10,275,614

Transportation Infrastructure 1.0%
Overnite Corp.	168,200	72,100	240,300	3,868,600	1,658,300	5,526,900

Information Technology 28.3%
Communications Equipment 4.5%
Adaptec, Inc.		349,000	349,000		3,057,240	3,057,240
Avocent Corp.	228,600		228,600	8,410,194		8,410,194
Equinix, Inc.	55,900		55,900	2,024,195		2,024,195
Extreme Networks, Inc.	389,900		389,900	2,811,179		2,811,179
NetScreen Technologies, Inc.		94,500	94,500		3,442,635	3,442,635
Westell Technologies, Inc. “A”	754,700		754,700	5,509,310		5,509,310

				18,754,878	6,499,875	25,254,753

Computers & Peripherals 2.1%
Applied Films Corp.	196,900		196,900	5,493,510		5,493,510
Mobility Electronics, Inc.		293,900	293,900		2,674,196	2,674,196
Synaptics, Inc.		192,100	192,100		3,369,434	3,369,434

				5,493,510	6,043,630	11,537,140

Electronic Equipment & Instruments 2.7%
Digital Theater Systems, Inc.		133,100	133,100		3,411,353	3,411,353
Global Imaging Systems, Inc.	128,000		128,000	4,252,160		4,252,160
Identix, Inc.		435,961	435,961		2,519,419	2,519,419
Vishay Intertechnology, Inc.		229,900	229,900		4,906,066	4,906,066

				4,252,160	10,836,838	15,088,998

IT Consulting & Services 1.1%
CACI International, Inc. “A”	136,500		136,500	5,869,500		5,869,500

Semiconductors & Semiconductor Equipment 12.0%
AMIS Holdings, Inc.	360,000	213,100	573,100	5,842,800	3,458,613	9,301,413

	Small Cap Growth Par/Share Amount	21st Century Par/Share Amount	Pro Forma Combined Par/Shares Amount	Small Cap Growth Market Value ($)	21st Century Market Value ($)	Pro Forma Combined Market Value ($)
Applied Micro Circuits Corp.		646,500	646,500		3,717,375	3,717,375
ATMI, Inc.		61,600	61,600		1,621,312	1,621,312
Cree, Inc.	278,900		278,900	6,219,470		6,219,470
DSP Group, Inc.	415,600		415,600	10,693,388		10,693,388
LTX Corp.	402,100		402,100	6,071,710		6,071,710
Micrel, Inc.	436,200	241,400	677,600	5,823,270	3,222,690	9,045,960
Microsemi Corp.	626,000		626,000	8,563,680		8,563,680
Semtech Corp.		52,900	52,900		1,207,707	1,207,707
Skyworks Solutions, Inc.	734,800		734,800	8,567,768		8,567,768
Varian Semiconductor Equipment Associates, Inc.		39,300	39,300		1,650,600	1,650,600

				51,782,086	14,878,297	66,660,383

Software 5.9%
Interwoven, Inc.		403,125	403,125		4,019,156	4,019,156
Kronos, Inc.		102,300	102,300		3,327,819	3,327,819
Macromedia, Inc.		171,300	171,300		3,437,991	3,437,991
NetIQ Corp.		404,200	404,200		5,642,632	5,642,632
THQ, Inc.	182,000	90,700	272,700	3,681,860	1,834,861	5,516,721
Universal Technical Institute, Inc.	188,800	77,700	266,500	7,561,440	3,111,885	10,673,325

				11,243,300	21,374,344	32,617,644

Materials 4.2%
Chemicals 0.4%
Compass Minerals International, Inc.	78,300	34,400	112,700	1,283,337	563,816	1,847,153

Containers & Packaging 1.7%
Packaging Corp. of America	350,000	77,800	427,800	7,896,000	1,755,168	9,651,168

Metals & Mining 2.1%
Peabody Energy Corp.	141,400		141,400	6,576,514		6,576,514
Steel Dynamics, Inc.	201,600		201,600	4,995,648		4,995,648

				11,572,162		11,572,162

Total Common Stocks (Cost $307,916,540, $137,840,974 and $445,757,514 respectively)				364,162,606	163,119,921	527,282,527

Cash Equivalents 4.9%
Scudder Cash Management OP Trust 1.10%	26,484,466	893,261	27,377,727	26,484,466	893,261	27,377,727

Total Cash Equivalents (Cost $26,484,466, $893,261 and $27,377,727 respectively)				26,484,466	893,261	27,377,727

Total Investment Portfolio (Cost $334,401,006, $138,734,235 and $473,135,241 respectively)				390,647,072	164,013,182	554,660,254

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of Scudder Small Cap Growth Fund and Scudder 21st Century Growth Fund as of March 31, 2004 as adjusted giving effect to the Reorganization discussed herein (1).

	Acquiring Fund	Acquired Fund
	Small Cap Growth Fund	21st Century Growth Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A shares	$33,538,055	$27,069,699	$—	$60,607,754
Class B shares	3,108,090	6,341,629	—	9,449,719
Class C shares	4,315,950	6,122,590	—	10,438,540
Investment Class shares	351,033,375	—	—	351,033,375
Class I shares (2)	—	2,799,155	—	2,799,155
Class R shares	1,168,385	—	—	1,168,385
Class S shares	—	120,458,780	—	120,458,780
Class AARP shares	—	4,234,298	—	4,234,298

Total Net Assets	$393,163,855	$167,026,151		$560,190,006

Shares Outstanding
Class A shares	1,494,303	1,998,967	(792,652)	2,700,618
Class B shares	140,238	483,057	(196,882)	426,413
Class C shares	194,743	465,900	(189,610)	471,033
Investment Class shares	15,639,470	—	—	15,639,470
Class I shares (2)	—	203,014	(78,274)	124,740
Class R shares	51,992	—	—	51,992
Class S shares	—	8,803,299	(3,435,261)	5,368,038
Class AARP shares	—	308,969	(120,275)	188,694
Net Asset Value per Share
Class A shares	$22.44	$13.54		$22.44
Class B shares	$22.16	$13.13		$22.16
Class C shares	$22.16	$13.14		$22.16
Investment Class shares	$22.45	$—		$22.45
Class I shares (2)	$—	$13.79		$22.44
Class R shares	$22.47	$—		$22.47
Class S shares	$—	$13.68		$22.44
Class AARP shares	$—	$13.70		$22.44

1)	Assumes the Reorganization had been consummated on March 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Scudder Small Cap Growth Fund will be received by the shareholders of the Scudder 21st Century Growth Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Small Cap Growth Fund that actually will be received on or after such date.

2)	The “Class I” shares were renamed “Institutional Class shares” as of August 13, 2004.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND

LIABILITIES AS OF MARCH 31, 2004 (UNAUDITED)

	Acquiring Fund	Acquired Fund
	Small Cap Growth Fund	21st Century Growth Fund	Pro Forma Adjustments		Pro Forma Combined
Investments, at value	$390,647,072	$164,013,182	$		$554,660,254
Cash	—	—			—
Other assets less liabilities	2,516,783	3,012,969		—	5,529,752

Total Net assets	$393,163,855	$167,026,151		$—	$560,190,006

Net Assets
Class A shares	$33,538,055	$27,069,699	$		$60,607,754
Class B shares	3,108,090	6,341,629			9,449,719
Class C shares	4,315,950	6,122,590			10,438,540
Investment Class shares	351,033,375	—			351,033,375
Class I shares (7)	—	2,799,155			2,799,155
Class R shares	1,168,385	—			1,168,385
Class S shares	—	120,458,780			120,458,780
Class AARP shares	—	4,234,298			4,234,298

Total Net Assets	$393,163,855	$167,026,151			$560,190,006

Shares Outstanding
Class A shares	1,494,303	$1,998,967		(792,652)	2,700,618
Class B shares	140,238	483,057		(196,882)	426,413
Class C shares	194,743	465,900		(189,610)	471,033
Investment Class shares	15,639,470	—		—	15,639,470
Class I shares (7)	—	203,014		(78,274)	124,740
Class R shares	51,992	—		—	51,992
Class S shares	—	8,803,299		(3,435,261)	5,368,038
Class AARP shares	—	308,969		(120,275)	188,694
Net Asset Value per Share
Class A shares	$22.44	$13.54			$22.44
Class B shares	$22.16	$13.13			$22.16
Class C shares	$22.16	$13.14			$22.16
Investment Class shares	$22.45	$—			$22.45
Class I shares (7)	$—	$13.79			$22.44
Class R shares	$22.47	$—			$22.47
Class S shares	$—	$13.68			$22.44
Class AARP shares	$—	$13.70			$22.44

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED MARCH 31, 2004 (UNAUDITED)

	Acquiring Fund	Acquired Fund
	Small Cap Growth Fund	21st Century Growth Fund	Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Interest and dividend income	$1,038,239	369,871	$—		$1,408,110
Total Investment Income	1,038,239	369,871	—		1,408,110

Expenses
Management fees	2,154,477	1,213,023	(129,680	)(2)	3,237,820
Administrator service fee	2,110,503	—	646,889	(3)	2,757,392
Administrative fee	—	731,461	(731,461	)(4)	—
Distribution service fees	112,330	162,788			275,118
Auditing	52,302	—	7,098	(5)	59,400
Legal	42,480	—	16,396	(5)	58,876
Trustees’ fees and expenses	13,020	7,285	5,000	(5)	25,305
Reports to shareholders	11,729	—	74,345	(5)	86,074
Registration fees	78,501	—	5,000	(5)	83,501
Other expenses	20,802	2,270			23,072

Total expenses before reductions	4,596,144	2,116,827	(106,413)		6,606,558
Expense reductions	(349,075)	—	(235,727	)(7)	(584,802)

Expenses, net	4,247,069	2,116,827	(342,140)		6,021,756

Net investment income (loss)	(3,208,830)	(1,746,956)	342,140		(4,613,646)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments and foreign currency related transactions	30,580,088	26,309,118	—		56,889,206
Net unrealized appreciation (depreciation) of investments and foreign currency related transactions	79,018,369	33,077,240	—		112,095,609

Net increase in net assets from operations	$106,389,627	$57,639,402	$342,140		$164,371,169

Notes to Pro Forma Combining Financial Statements

(Unaudited)

March 31, 2004

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of March 31, 2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended March 31, 2004 for Scudder Small Cap Growth Fund and Scudder 21st Century Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Scudder 21st Century Growth Fund in exchange for shares of Scudder Small Cap Growth Fund at net asset value. Following the acquisition, Scudder Small Cap Growth Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder Small Cap Growth Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the utilization of Small Cap Growth Fund’s management agreement for the pro-forma combined net assets.

3.	Represents increase in Administrator’s Service Fee due to the increase in net assets resulting from the Reorganization.

4.	Represents a reduction in expense as Small Cap Growth Fund does not have an Administrative Fee.

5.	Represents estimated increase in expenses as a result of Small Cap Growth Fund being responsible for certain expenses formerly covered under the Administrative Fee of Scudder 21st Century.

6.	Represents estimated increase in expense resulting from the Reorganization.

7.	The “Class I” shares were renamed “Institutional Class shares” as of August 13, 2004.

8.	Represents increase in expense reductions as a result of the implementation of Small Cap Growth Fund’s expense limitations.